                                                                   EXHIBIT 99.2

                                VOTING AGREEMENT

                          dated as of September 5, 1997

                                 by and between

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

                                       and

                                 GENE J. MINOTTO

                                TABLE OF CONTENTS

                  This Table of Contents is not part of the Voting Agreement to which it is attached but is inserted for convenience only.

                                                                                                        Page
                                                                                                         No.
                                                                                                         ---

                           ARTICLE I

                          DEFINITIONS

1.01  Definitions......................................................................................  1

                          ARTICLE II

                      TRANSFER OF SHARES

2.01  Restriction on Certain Transfers.................................................................  3

                          ARTICLE III

      COVENANTS OF THE STOCKHOLDER IN CONNECTION WITH THE MERGER

3.01  Ownership of Target Shares; Approval of Merger
              Agreement................................................................................  4
3.02  No Solicitation..................................................................................  4
3.03  Director Actions.................................................................................  5

                          ARTICLE IV

       REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

4.01  Authority........................................................................................  5
4.02  No Conflicts.....................................................................................  5
4.03  Governmental Approvals and Filings...............................................................  6

                           ARTICLE V

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY

5.01  Incorporation....................................................................................  6
5.02  Authority........................................................................................  6
5.03  No Conflicts.....................................................................................  7
5.04  Governmental Approvals and Filings...............................................................  7

                          ARTICLE VI

                      GENERAL PROVISIONS

6.01  Survival of Representations, Warranties,
              Covenants and Agreements.................................................................  7
6.02  Termination......................................................................................  8
6.03  Amendment and Waiver.............................................................................  8

                                                                                                        Page
                                                                                                         No.
                                                                                                         ---

6.04  Notices .........................................................................................  8
6.05  Entire Agreement.................................................................................  9
6.06  No Third Party Beneficiary.......................................................................  9
6.07  No Assignment; Binding Effect.................................................................... 10
6.08  Specific Performance; Legal Fees................................................................. 10
6.09  Headings......................................................................................... 10
6.10  Invalid Provisions............................................................................... 10
6.11  Governing Law.................................................................................... 10
6.12  Consent to Jurisdiction and Service of Process................................................... 10
6.13  Counterparts..................................................................................... 11


                                    SCHEDULE


Schedule I        Target Shares Owned by the Stockholder

                  This VOTING AGREEMENT dated as of September 5, 1997 is made and entered into by and between Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), and Gene J. Minotto (the "Stockholder").

                  WHEREAS, the Company, GFHP Acquisition Corp., a Delaware corporation wholly-owned by the Company ("Sub"), and Fuqua Enterprises, Inc., a Delaware corporation ("Target"), have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides for the merger of Sub with and into Target and for Target to become a wholly-owned subsidiary of the Company (the "Merger");

                  WHEREAS, at the Effective Time (as defined below) and in accordance with the terms of the Merger Agreement, each share of common stock, par value $2.50 per share, of Target (the "Target Common Stock") will be converted into shares of common stock, par value $.025 per share, of the Company (the "Company Common Stock"), all as more fully described in the Merger Agreement;

                  WHEREAS, the Stockholder owns the number of shares of Target Common Stock set forth opposite the Stockholder's name on Schedule I hereto; and

                  WHEREAS, as a condition to the Company's willingness to consummate the Merger and to the Stockholder's willingness to vote his shares of Target Common Stock in favor of the Merger, the Stockholder and the Company desire to establish in this Voting Agreement certain terms and conditions concerning the voting of the Stockholder's shares of Target Common Stock with respect to the Merger and the disposition of his shares of Company Common Stock received in the Merger;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Voting Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  1.01 Definitions. (a) Except as otherwise specifically indicated, the following terms have the following meanings for all purposes of this Voting Agreement:

                  "Affiliate" shall have the meaning assigned thereto in Rule 405, as presently promulgated under the Securities Act.

                  "beneficially owns" (or comparable variations thereof) has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

                  "Board of Directors" means the Board of Directors of the Company.

                  "DGCL" means the General Corporation Law of the State of Delaware.

                  "Effective Time" means the time at which the Merger becomes effective under the DGCL.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  "Liens" means any lien, claim, mortgage, encumbrance, pledge, security interest, equity or charge of any kind.

                  "Person" means any individual, corporation, partnership, trust, other entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

                  "Representatives" of the Stockholder means the Stockholder's legal, investment banking and financial advisors, accountants and any other agents and representatives.

                  "Rule 145" means Rule 145 as presently promulgated under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Subsidiary" means any Person in which the Company or Target, as the case may be, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than fifty percent (50%) of either the equity interest in, or the Voting Power of, such Person.

                  (b) In addition, the following terms are defined in the Sections set forth below:


         "Alternative Proposal"                    --       Section 3.02
         "Company"                                 --       Preamble
         "Company Common Stock"                    --       Preamble

         "Dispose" or "Disposition"                    --       Section 2.01(a)
         "Merger"                                      --       Preamble
         "Merger Agreement"                            --       Preamble
         "Registration Rights Agreement"               --       Section 2.01(b)
         "Stockholder"                                 --       Preamble
         "Sub"                                         --       Preamble
         "Target"                                      --       Preamble
         "Target Common Stock"                         --       Preamble
         "Target Shares"                               --       Section 3.01(a)
         "Target Stockholders' Meeting"                --       Section 3.01(c)


         (c) Unless the context of this Voting Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Voting Agreement; and (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Voting Agreement. Whenever this Voting Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified.


                                   ARTICLE II

                               TRANSFER OF SHARES


                  2.01 Restriction on Certain Transfers. (a) Following the Effective Time, the Stockholder will not assign, sell, pledge, hypothecate or otherwise transfer or dispose of ("Dispose" or a "Disposition") any shares of Company Common Stock received by him in the Merger except in compliance with federal and state securities laws, including without limitation, Rule 145. The certificates representing the shares of Company Common Stock to be received by the Stockholder in the Merger in exchange for the certificates representing his shares of Target Common Stock will not contain any legend, other than any legend required under Rule 145.

                  (b) Following the date hereof and prior to the Effective Time, the Company and the Stockholder will negotiate in good faith such amendments to the terms of the Registration Rights Agreement dated the 8th day of November, 1995 by and among Target and the Stockholder (the "Registration Rights Agreement") as may be necessary in order to make the Registration Rights Agreement applicable to the shares of Company Common Stock to be received by the Stockholder in the Merger on a basis consistent, and not in conflict, with registration rights agreements to which the Company is currently a party, while at the same time preserving, to the extent practicable, the Stockholder's rights under the Registration Rights Agreement. Nothing contained in the previous sentence shall require the Company to obtain any consent or waiver of any other party to any registration rights agreement to which the Company is currently a party.


                                   ARTICLE III

           COVENANTS OF THE STOCKHOLDER IN CONNECTION WITH THE MERGER

                  3.01 Ownership of Target Shares; Approval of Merger Agreement.
(a) The Stockholder represents and warrants to the Company that the Stockholder owns, beneficially and of record, as of the date hereof, the number of shares of Target Common Stock listed on Schedule I hereto (collectively, the "Target Shares"), subject to no rights of others and free and clear of all Liens. The Stockholder's right to vote or Dispose of the Target Shares is not subject to any voting trust, voting agreement, voting arrangement or proxy and the Stockholder has not entered into any contract, option or other arrangement or undertaking with respect thereto.

                  (b) Until the Effective Time, the Stockholder will not Dispose of any of the Target Shares or any interest therein, exercise any right of conversion with respect to the Target Shares, deposit any of the Target Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy with respect thereto or enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect Disposition of any of the Target Shares.

                  (c) The Stockholder will, with respect to those Target Shares that the Stockholder either owns of record on the record date for voting at any annual or special meeting of Target stockholders to be held for the purpose of voting on the adoption of the Merger Agreement or for granting any written consent in connection with the solicitation of written consents in lieu of such a meeting (collectively, the "Target Stockholders' Meeting") or with respect to which the Stockholder otherwise controls the vote, vote or cause to be voted such shares (or execute written consents with respect to such shares) (i) in favor of the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement, (ii) against any Alternative Proposal (as defined in Section 3.02) and (iii) in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement, including without limitation at the Target Stockholders' Meeting.

                  3.02 No Solicitation. Prior to the Effective Time, and subject to Section 3.03, the Stockholder shall not, and the Stockholder shall use his best efforts to cause his Affiliates and Representatives not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to the stockholders of Target) with respect to a merger, consolidation or other business combination including Target or any of its Subsidiaries or any acquisition or similar transaction (including, without limitation, a tender or exchange offer) involving the purchase of all or any significant portion of the assets of Target and its Subsidiaries taken as a whole or any outstanding shares of the capital stock of Target or any Subsidiary of Target (any such proposal or offer being hereinafter referred to as an "Alternative Proposal"), or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions or enter into any agreements, arrangements or understandings, whether written or oral, with, any Person relating to an Alternative Proposal (excluding the transactions contemplated by the Merger Agreement), or otherwise facilitate any effort or attempt to make or implement an Alternative Proposal. The Stockholder will promptly notify the Company if any such inquiries, proposals or offers are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, him or any of such Persons.

                  3.03 Director Actions. Notwithstanding any other provision of this Voting Agreement to the contrary, the covenants and agreements set forth herein shall not prevent the Stockholder from taking any action, subject to the applicable provisions of the Merger Agreement, while acting in his capacity as a director of Target in accordance with his fiduciary duties.


                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

                  The Stockholder hereby represents and warrants to the Company as follows:

                  4.01 Authority. This Voting Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4.02 No Conflicts. The execution and delivery by the Stockholder of this Voting Agreement do not, and the performance by the Stockholder of his obligations under this Voting Agreement and the consummation of the transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any term or provision of any law, statute, rule or regulation or any order, judgment or decree of any Governmental or Regulatory Authority applicable to the Stockholder or any of his properties or assets; or

                  (b) (i) conflict with or result in a violation or breach of,
(ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require the Stockholder to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon any of the Stockholder's properties or assets under, any contract, agreement, plan, permit or license to which the Stockholder is a party.

                  4.03 Governmental Approvals and Filings. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Stockholder is required in connection with the execution, delivery and performance of this Voting Agreement or the consummation of the transactions contemplated hereby, other than filings under the Exchange Act in connection with the Stockholder's acquisition of Company Common Stock and the other transactions contemplated hereby and by the Merger Agreement.


                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to the Stockholder as follows:

                  5.01 Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to execute and deliver this Voting Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  5.02 Authority. The execution and delivery by the Company of this Voting Agreement, and the performance by the Company of its obligations hereunder, have been duly and validly authorized by the Board of Directors of the Company, no other corporate action on the part of the Company or its stockholders being necessary. This Voting Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  5.03 No Conflicts. The execution and delivery by the Company of this Voting Agreement do not, and the performance by the Company of its obligations under this Voting Agreement and the consummation of the transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or bylaws of the Company;

                  (b) conflict with or result in a violation or breach of any term or provision of any law, statute, rule or regulation or any order, judgment or decree of any Governmental or Regulatory Authority applicable to the Company or any of its properties or asset; or

                  (c) (i) conflict with or result in a violation or breach of,
(ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require the Company to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon the Company or any of its properties or assets under, any contract, agreement, plan, permit or license to which the Company is a party.

                  5.04 Governmental Approvals and Filings. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Company is required in connection with the execution, delivery and performance of this Stockholders Agreement or the consummation of the transactions contemplated hereby, other than filings under the Exchange Act in connection with the Stockholder's voting agreement contained in this Voting Agreement and the other transactions contemplated hereby and by the Merger Agreement.


                                   ARTICLE VI

                               GENERAL PROVISIONS

                  6.01 Survival of Representations, Warranties, Covenants and Agreements. Notwithstanding any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Voting Agreement, each party hereto has the right to rely fully upon the representations and warranties of the other contained in this Voting Agreement. Except as provided in Section 6.02, the representations, warranties, covenants and agreements of each party hereto contained in this Voting Agreement will survive until the termination of this Voting Agreement.

                  6.02 Termination. This Voting Agreement and all rights and obligations of the parties hereunder, including, without limitation, the provisions of Section 3.01 and Section 3.02, shall automatically terminate, and shall cease to be of any further force and effect, upon the earlier to occur of
(i) the termination of the Merger Agreement in accordance with its terms, and
(ii) the mutual written agreement of the Stockholder and the Company. Notwithstanding the termination of this Voting Agreement, nothing contained herein shall relieve any party hereto from liability for breach of any of his or its representations, warranties, covenants or agreements contained in this Voting Agreement.

                  6.03 Amendment and Waiver. (a) This Voting Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  (b) Any term or condition of this Voting Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Voting Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Voting Agreement on any future occasion. All remedies, either under this Voting Agreement or by law or otherwise afforded, will be cumulative and not alternative.

                  6.04 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                  If to the Stockholder, to:

                  Mr. Gene J. Minotto
                  115 Wilderbluff Court
                  Atlanta, Georgia  30328
                  Facsimile No.:  (770) 368-4701
                  with a copy to:

                  Dow, Lohnes & Albertson
                  1200 New Hampshire Avenue, N.W.
                  Suite 800
                  Washington, D.C.  20036-6802
                  Facsimile No.:  (202) 776-2222
                  Attn:  Edward J. O'Connell, Esq.


                  If to the Company, to:

                  Graham-Field Health Products, Inc.
                  400 Rabro Drive East
                  Hauppauge, New York  11788
                  Facsimile No.:    (516) 582-5608
                  Attn: Richard S. Kolodny, Esq.


                  with a copy to:

                  Milbank, Tweed, Hadley & McCloy
                  1 Chase Manhattan Plaza
                  New York, NY  10005
                  Facsimile No.:    (212) 530-5219
                  Attn:  Robert S. Reder, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  6.05 Entire Agreement. This Voting Agreement supersedes all prior discussions and agreements between the parties hereto with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                  6.06 No Third Party Beneficiary. The terms and provisions of this Voting Agreement are intended solely for the benefit of each party hereto, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

                  6.07 No Assignment; Binding Effect. Neither this Voting Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void. Subject to the preceding sentence, this Voting Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns and legal representatives.

                  6.08 Specific Performance; Legal Fees. The parties acknowledge that money damages are not an adequate remedy for violations of any provision of this Voting Agreement and that any party may, in his or its sole discretion, apply to a court of competent jurisdiction for specific performance for injunctive or such other relief as such court may deem just and proper in order to enforce any such provision or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief. The parties hereto agree that, in the event that any party to this Voting Agreement shall bring any legal action or proceeding to enforce or to seek damages or other relief arising from an alleged breach of any term or provision of this Voting Agreement by the other party, the prevailing party in any such action or proceeding shall be entitled to an award of, and the other party to such action or proceeding shall pay, the reasonable fees and expenses of legal counsel to the prevailing party.

                  6.09 Headings. The headings used in this Voting Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  6.10 Invalid Provisions. If any provision of this Voting Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Voting Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Voting Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Voting Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                  6.11 Governing Law. Except to the extent that the DGCL is mandatorily applicable to the rights and obligations of the parties, this Voting Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

                  6.12 Consent to Jurisdiction and Service of Process. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the Borough of Manhattan in the City of New York in any action, suit or proceeding arising in connection with this Voting Agreement, agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein to the extent permitted by law), and agrees to delivery of service of process by any of the methods by which notices may be given pursuant to Section 6.04, with such service being deemed given as provided in such Section; provided, however, that such consent to jurisdiction is solely for the purpose referred to in this
Section 6.12 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of New York other than for such purpose. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction.

                  6.13 Counterparts. This Voting Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, each party hereto has signed this Voting Agreement, or caused this Voting Agreement to be signed by its officer thereunto duly authorized, as of the date first above written.


                                 GRAHAM-FIELD HEALTH PRODUCTS, INC.



                                 By: /s/ Irwin Selinger
                                    ------------------------------
                                     Name:
                                     Title:

                                 /s/ Gene J. Minotto
                                 ---------------------------------
                                 GENE J. MINOTTO

                                                                     SCHEDULE I



                       Target Shares Owned by Stockholder


         Stockholder                                 Number
         -----------                                 ------


         Gene J. Minotto(1)                          700,000
















(1) Includes 100,000 shares issuable upon the exercise of outstanding stock options.